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                                 EXHIBIT 10.16


                              WILDWOOD OFFICE PARK
                         FINANCIAL SERVICE CORPORATION
                           EIGHTH AMENDMENT TO LEASE

     THIS EIGHTH AMENDMENT TO LEASE ("Amendment"), is made the 30th day of
                                                               ----
September, 1996, between Wildwood Associates, a Georgia General Partnership comprised of International Business Machines Corporation, a New York Corporation, and Cousins Properties Incorporated, a Georgia Corporation, having an office at Suite 1600, 2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683, hereinafter called "Lessor", and Financial Service Corporation having its principal office at Suite 1100, 2300 Windy Ridge Parkway, Atlanta, Georgia 30339, hereinafter called "Lessee".

                              W I T N E S S E T H:
                              --------------------

     WHEREAS Lessor and Lessee entered into that certain Lease dated March 29, 1990, as amended October 12, 1990, June 1, 1991, September 30, 1993, December 22, 1993, May 31, 1996, July 15, 1996 and August 19, 1996 (herein called the "Lease") with respect to the Administrative Office Area (as defined in the Lease) located in Suite 1100 of the Building at 2300 Windy Ridge Parkway, Atlanta, Georgia; and

     WHEREAS, Lessee wishes to lease an administrative office area ("Administrative Office Area") located on the first (1st) floor - South of the Building;

     WHEREAS, Lessor and Lessee desire to modify and amend the Lease to accommodate such need as herein provided.

     NOW, THEREFORE, for and in consideration of the premises, the mutual promises contained in this Amendment, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, Lessor and Lessee do hereby agree as follows:

     1. All terms and words of art used herein, as indicated by the initial capitalization thereof, shall have the same respective meaning designated for such terms and words of art in this Lease.

     2.   Certain Definitions, Pages 1 and 2 of the Lease, shall be modified as
          -------------------
          follows:

          (k)  Rental Commencement Date:  a new subparagraph shall be added at
               ------------------------
               the end thereof as follows:

               "As to the Administrative Office Area (as hereinafter defined) the Rental Commencement Date shall be December 1, 1996."

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          (i)  Term:  a new subparagraph shall be added at the end thereof as
               ----
               follows, "As to the Administrative Office Area, the term shall be 60 months commencing December 1, 1996 and ending November 30, 2001."

          (j)  Base Rent Rate:  shall be amended by adding the following new
               --------------
               subparagraph at the end thereof:

               "As of the Rental Commencement Date of the Administrative Office Area, the Full Service Base Rent Rate shall be as follows:

                                      FULL SERVICE
               PERIOD COVERED        BASE RENT RATE     MONTHLY PAYMENT
               --------------        --------------     ---------------
               12/1/96 - 11/30/97         $21.50           $2,787.83
               12/1/97 - 11/30/98         $22.04           $2,857.85
               12/1/98 - 11/30/99         $22.59           $2,929.17
               12/1/99 - 11/30/00         $23.15           $3,001.78
               12/1/00 - 11/30/01         $23.73           $3,076.99

               The Administrative Office Area will not be subject to any escalations except as set forth above in this subparagraph."

          (l)  Construction Allowance:  a new subparagraph shall be added at the
               ----------------------
               end thereof as follows:

               "As to the Administrative Office Area, Lessor shall provide an allowance of $7.50 per square foot of Rentable Floor Area of Administrative Office Area ($11,670.00). Any costs in excess of Lessor's allowance shall be at the sole cost and expense of Lessee."

          (r) A new subparagraph (r), Administrative Office Area, shall be added as follows:

               "(r)  Administrative Office Area:  The Administrative Office Area
                     --------------------------
               shall be defined as the additional 1,556 Rentable Square Feet being rented by Lessee on the 1st Floor - South of the Building, as more fully set forth in red on Exhibit "B-6" attached hereto. The Administrative Office Area shall not be included in the definition of the Demised Premises for purposes of Additional Renal calculations."

     3.   Lease of Premises, page 2 of the Lease.  The following sentence shall
          -----------------
          be added at the end thereof:

          "In addition to the Demised Premises, Lessee shall also lease from Lessor the Administrative Office Area upon the terms and conditions herein provided.

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     4.   Exhibit "G", Special Stipulations.  The following shall be added at
          ---------------------------------
          the end thereof:

          "As to the Administrative Office Area

          (a) Lessor acknowledges that Lessee will use the Administrative Office Area as a print shop and mail room.

          (b) Lessee to lease the Administrative Office Area in its current "as is" condition except that Lessor at its cost will relocate the existing entry door to the common area corridor serving the floor. The new door to be 8'10" x 3'0" wide. Lessee, at its sole expense, will prepare the plans, which must be approved by Lessor and Lessee (such approval not to be unreasonably withheld, conditioned or delayed) prior to the commencement of any alterations or improvements. Lessee shall pay Lessor's designated agent a construction coordination fee of five percent (5%) of the cost of improvements in the Administrative Office Area. Such fee will be deducted from the allowance provided by Lessor.

          (c) Lessor to have the right to terminate this Lease Agreement at any time during the Lease Term with ninety (90) days prior written notice to Tenant. Notwithstanding the above, if Lessor elects to terminate the Lease Agreement on the Administrative Office Area during the first three (3) years of the Lease Term as measured from the Administrative Office Area Rental Commencement Date, Lessor will reimburse Lessee the unamortized leasehold improvements incurred by Lessee. Lessee will provide Lessor with the total cost incurred by Lessee within thirty (30) days of the Administrative Office Area Rental Commencement Date. The amortization period shall be sixty (60) months.

          (d) Lessee agrees to have the Administrative Office Area engineered so that there shall be no objectionable noise or odors emitted therefrom.

          (e) Lessee to have access to the Administrative Office Area for the start of Lessee's renovation on October 1, 1996.

          (f) Any of Lessee's printing equipment that requires electricity above Lessor's Building Standard shall be separately metered and paid for by Lessee.

          Except as expressly modified herein, the Lease shall remain in full force and effect and, as hereby modified, is expressly ratified and confirmed by the parties hereto. This Amendment shall be binding upon and shall inure to the benefit of Lessor and Lessee and their respective, permitted legal representatives, successors and assigns.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed and their respective seals to be affixed as of the date and year first above written.


"LESSOR"

WILDWOOD ASSOCIATES,
a Georgia general partnership

By:  Cousins Properties Incorporated
     Managing General Partner

By:  /s/ Jack A. LaHue
     ----------------------------

Its:     Vice President
     ----------------------------

          [CORPORATE SEAL]


"LESSEE"

FINANCIAL SERVICE CORPORATION

By:  /s/ Barry F. Kane
     ----------------------------

Its:     Senior Vice President
     ----------------------------

          [CORPORATE SEAL]

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Exhibit B-6 (Attachment to the Eighth Amendment to the Lease Agreement
---------------------------------------------------------------------

Floor plan drawing for additional 1,556 Rentable Square Feet being rented by Lessee on the 1st Floor-South of the Building (Administrative Office Area).


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